UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

NALCO HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32342	16-1701300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year

On April 30, 2009, the Board of Directors of Nalco Holding Company voted to amend the Company’s Bylaws. The changes remove references to Nalco LLC and the Stockholders Agreement, which involved The Blackstone Group, Apollo Management L.P. and GS Capital Partners (the “Sponsors”) whose ownership of the Company was eliminated through a series of stock offerings from 2004 through 2007. The changes also clarify the obligations for indemnification and require certain disclosures by shareholders submitting matters for shareholder approval. These changes are show in the marked copy of the amended bylaws is attached as an exhibit to this filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

99.1    Revised Bylaws of Nalco Holding Company as amended April 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman
Secretary

Date: May 4, 2009